                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
--------------------------------------------------------------------------------
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               Eprise Corporation
                (Name of Registrant as Specified In Its Charter)

                               Eprise Corporation
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   4) Proposed maximum aggregate value of transaction:
      (Set forth the amount on which the filing fee is calculated and state how it was determined):

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                               EPRISE CORPORATION
                             200 CROSSING BOULEVARD
                              FRAMINGHAM, MA 01702

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 2001

                            ------------------------

     The Annual Meeting of Stockholders of Eprise Corporation, a Delaware corporation, will be held at 10:00 a.m. on May 15, 2001, at the offices of Hill & Barlow, 20th floor, One International Place, Boston, Massachusetts, for the following purposes:

        1. To elect one director for a three-year term to expire at the 2004 Annual Meeting of Stockholders; and

        2. To consider and act upon such other business and matters or proposals as may properly come before the meeting or any adjournment of the meeting.

     You may vote by proxy or at the meeting if you were a stockholder of record at the close of business on April 2, 2001.

                                          By Order of the Board of Directors

                                          ELLEN J. RUBIN
                                          Secretary

Boston, Massachusetts
April 16, 2001

     IF YOU DO NOT EXPECT TO ATTEND THIS MEETING AND YOU WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, PLEASE PROMPTLY SIGN AND MAIL THE ENCLOSED PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, OR VOTE BY INTERNET OR TELEPHONE AS PROVIDED IN THE ENCLOSED PROXY. WE ENCLOSE A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES FOR THAT PURPOSE.

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2001

     We are providing this proxy statement in connection with the solicitation by the Board of Directors of Eprise Corporation, a Delaware corporation, of proxies for use at our Annual Meeting of Stockholders to be held, pursuant to the accompanying notice, on Tuesday, May 15, 2001 at 10:00 o'clock in the morning, at the offices of Hill & Barlow, 20(th) floor, One International Place, Boston, Massachusetts and at any adjournment thereof (the "Annual Meeting").

     This proxy statement, a form of proxy card and voting instructions will be mailed starting on April 16, 2001. The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 accompanies this proxy statement.

                          QUORUM AND VOTING PROCEDURES

     The bylaws of the Company provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at a meeting of stockholders of the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker "non-votes" are counted as present for purposes of determining the existence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because, under the rules of Nasdaq that govern brokers trading on the Nasdaq, the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     Under Section 160(c) of the Delaware General Corporation Law, the 469,311 shares of common stock held by the Company in its treasury on the Record Date are not entitled to vote on any matters coming before the Annual Meeting or to be counted for quorum purposes.

     The vote required for election of directors is the affirmative vote of a plurality of the shares present or represented at the Annual Meeting and entitled to vote thereon (i.e., the nominee receiving the greatest number of votes will be elected). Votes may be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

     If a stockholder of record specifies in the proxy how it is to be voted, it will be voted in accordance with such specification. If a properly signed proxy is returned to the Company by a stockholder of record and is not marked, it will be voted in accordance with the Board's recommendations on all proposals.

     The Board of Directors and Company's management know of no business which will be presented for consideration at the Annual Meeting other than that discussed above. However, if any other proper business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in respect to any such business in accordance with their best judgment. Matters with respect to which the enclosed form of proxy confers such discretionary authority are as follows: (i) matters which the Board of Directors does not know are to be presented at the Annual Meeting as of a reasonable time before the mailing of this Proxy Statement; (ii) approval of the minutes of the prior meeting of stockholders, such approval not constituting ratification of the action taken at such meeting; (iii) election of any person as a director if the nominee named herein is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the Annual Meeting.

                             REVOCABILITY OF PROXY

     Any stockholder giving a proxy retains the power to revoke it at any time before it is exercised, by notice in writing to the Secretary of the Company. Any stockholder who attends the Annual Meeting in person will not be deemed to revoke a previously delivered proxy unless such stockholder affirmatively indicates at the Annual Meeting his intention to vote the shares covered by the proxy in person.

                               VOTING SECURITIES

     Holders of shares of common stock, $0.001 par value, of the Company at the close of business on April 2, 2001 (the "Record Date") are entitled to notice of the Annual Meeting and to vote shares held on that date at the Annual Meeting. The Company's common stock is the only type of security entitled to vote at the Annual Meeting. On the Record Date, there were outstanding 24,763,503 shares of common stock, excluding 469,311 shares held in the Company's treasury. All share numbers in this Proxy Statement have been adjusted to reflect the reverse stock split effected by the Company on March 24, 2000. Each share of common stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting. Stockholders may not cumulate votes in the election of directors.

                      PROPOSAL ONE -- ELECTION OF DIRECTOR

     Eprise's Certificate of Incorporation provides that the Board of Directors shall consist of at least three and no more than twelve members, as determined by a vote of a majority of the entire Board of Directors, and that the Board shall be divided into three classes (Class I, Class II and Class III). Directors of one class are elected each year to a term of three years. As of the date of this proxy statement, the Board of Directors consists of eight members, three of whom have terms that expire at this year's Annual Meeting (Class I) and who will not be seeking re-election, three of whom have terms that expire at the 2002 Annual Meeting (Class II), and two of whom have terms that expire at the 2003 Annual Meeting (Class III). In accordance with the Company's Certificate of Incorporation, effective at the end of the Annual Meeting of Stockholders, the Board of Directors has fixed the number of directors at five and has reallocated the number of directors per Class as follows: Class I shall have one member, to be elected at the Annual Meeting; Class II shall have two members; and Class III shall have two members.

     Mr. de Castro is the nominee for Class I director. If elected as the Class I director, Mr. de Castro will serve a three-year term expiring at the 2004 Annual Meeting of Stockholders. Ms. Besemer and Mr. Hanover will continue to serve as Class II directors. Their term will expire at the 2002 Annual Meeting of Stockholders. Messrs. Forgione and Radoff will continue to serve as Class III directors. Their term will expire at the 2003 Annual Meeting of Stockholders. In each case, a director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal, if earlier.

     The nominee for Class I director to be voted on at this Annual Meeting has advised the Company that he will serve if elected. If the nominee for Class I director becomes unavailable (an event not now anticipated by the Company), the persons named as proxies have discretionary authority either to vote for a substitute or to fix the number of directors at less than five. The Board of Directors has no reason to believe that the nominee will be unwilling or unable to serve if elected. Unless authority to vote for the director is withheld in the proxy, votes will be cast in favor of election of the nominee listed herein.

     The Board of Directors recommends a vote FOR the election of the nominee named below and your proxy will be so voted unless you specify otherwise.

NOMINEE FOR CLASS I DIRECTOR

     Edson D. de Castro,         age 62, became a director of Eprise in May 1998 and was
                                 elected as chairman in October 1999. He served as Chief
                                 Executive Officer of Xenometrix Inc., a biotechnology
                                 company, from July 1995 until January 1997. Mr. de Castro
                                 served as Chief Executive Officer of Data General
                                 Corporation from September 1968 to December 1990, and has
                                 worked as a consultant in the technology industry since
                                 January 1991. Mr. de Castro currently sits on the boards of seven other companies, including Avax Technologies, Inc.,
                                 Healthgate Data Corporation, and VCampus Corporation.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

  Class II Directors (Term expires at the 2002 Annual Meeting)

     Deborah M. Besemer,         age 46, joined our board of directors in October 1999. Since
                                 September 2000, Ms. Besemer has been President and Chief
                                 Executive Officer of BrassRing, Inc., a high-growth
                                 recruiting software and services company. From June 1999
                                 until September 2000, Ms. Besemer served as President and
                                 Chief Executive Officer of Hire Systems, Inc., a software
                                 and services company for hiring management personnel. Prior to that, Ms. Besemer was President and Chief Operating
                                 Officer at SystemSoft Corporation from November 1997 to
                                 August 1998. SystemSoft filed for protection under Chapter
                                 11 of the United States Bankruptcy Code in March 1999. Ms.
                                 Besemer worked from 1986 to 1997 at Lotus Corporation, most recently as Executive Vice President of Worldwide Field
                                 Operations.
     Alain J. Hanover,           age 52, joined our board of directors in March 1998. Since
                                 August 2000, Mr. Hanover has served as managing partner for
                                 Main Street Partners, LLC. Mr. Hanover was a co-founder, and from October 1997 until August 2000 served as President and
                                 Chief Executive Officer, of InCert Software Corp., a company that develops program failure detection and prevention
                                 software. Mr. Hanover was co-founder, and served as
                                 President, Chief Executive Officer and Chairman of Viewlogic
                                 Systems, Inc. from 1984 to 1997. He sits on the board of
                                 directors of four other companies, including Applix, Inc.

  Class III Directors (Term Expires at the 2003 Annual Meeting)

     Joseph A. Forgione,         age 46, has been President and Chief Executive Officer and a
                                 Director of Eprise since November 1997. Prior to joining
                                 Eprise, Mr. Forgione held several senior positions at Lotus
                                 Corporation from 1993 to 1997, including most recently Vice
                                 President of Business Development and Planning for the
                                 Internet Applications Division. Mr. Forgione also co-founded and served as a Senior Vice President of HyperDesk, an
                                 object-oriented development tools company, from 1990 to
                                 1993. Prior to founding HyperDesk, Mr. Forgione held senior management positions at Data General Corporation.
     Jonathan B. Radoff,         age 28, is the founder of Eprise, and served as its
                                 Chairman, President and Chief Executive Officer from 1992
                                 until 1997. In November 1997, Mr. Radoff assumed the
                                 position of Chief Technology Officer. Prior to founding
                                 Eprise, Mr. Radoff was the President of Inner Circle
                                 Software, a developer of online interactive software
                                 products for Atari and Amiga computers.

OTHER EXECUTIVE OFFICERS

     Milton A. Alpern, age 49, joined Eprise in April 1998 as Vice President, Finance and Administration and Chief Financial Officer and was promoted to Senior Vice President, Finance and Administration and Chief Financial Officer in October 2000. Prior to joining Eprise, from 1992 to 1998 Mr. Alpern served as Vice President of Finance at National Transaction Network, Inc., a leading publicly-held provider of software solutions to the electronic payments industry. He also has served as Vice President of Finance at Henco Software, Inc., a venture-funded producer of information management software products, from 1987 to 1992.

     Henry Barnes, age 37, joined Eprise as Director of Marketing in 1997 and became Vice President, Marketing in March 1998. Prior to joining Eprise, Mr. Barnes served as director of product marketing from 1995 to 1997 at ESS Software. He also has held managerial positions at Edify Corporation, a self-service tools and applications company.

     David J. Drummond, age 38, became Vice President, Professional Services of Eprise in October 2000. Mr. Drummond served as the director of systems engineering at Eprise from November 1999 to January 2000, and as senior director of customer services from January 2000 through October 2000. From 1995 through November 1997, Mr. Drummond was employed by Progress Software Corporation, most recently as a Regional Manager.

     Thomas E. Feldman, age 42, joined Eprise in November 1999 as Vice President, Business Development. Prior to joining Eprise, Mr. Feldman served from September 1998 to October 1999 as Vice President, Marketing and Business Development for Prodigy Communications Corporation, an Internet service provider. Prior to that, Mr. Feldman worked at Simon & Schuster from 1994 to 1997 as Vice President and General Manager of RedRocket.com, an online retailer of educational toys and games. He has also held management positions with Staples and PepsiCo.

     Joseph F. Noonan, age 43, joined Eprise in March 2001 as Senior Vice President, Worldwide Sales and Services. From June 2000 until March 2001, Mr. Noonan was senior vice president of worldwide sales for Upspring Software, an e-business software infrastructure solutions provider. Before that he served as vice president of North American sales at Wall Data, a manufacturer of Internet enterprise software, from September 1994 through May 2000. At Wall Data, Mr. Noonan was responsible for the sales, service, and systems engineering staff throughout North America.

     Thomas Paquette, age 56, joined Eprise in October 2000 as Senior Vice President, Products. Prior to joining Eprise Corporation, Mr. Paquette was employed from 1996 to 2000 at Lernout & Hauspie Speech Products as Vice President of Development, and from 1988 through 1996 at Stratus Computer, Inc., most recently serving as Vice President of Engineering for Isis Distributed Services, a subsidiary of Stratus.

     Robert Strong, age 58, joined Eprise in December 1998 as Vice President, Software Development and in 2000 became Vice President, Customer Engineering. Prior to joining Eprise, Mr. Strong served as Director of Software Development for FTP Software Inc. from 1996 to 1998. Before that, he served from 1993 to 1996 as Vice President of Research and Development for HyperDesk (which was acquired by FTP Software in 1996). Mr. Strong also has held senior management positions at the technology firms Ontologic, Inc., Softbridge Microsystems and Xyvision.

     Andreas Widmer, age 34, joined Eprise in October 2000 as Vice President, International Sales. Prior to joining Eprise, from 1996 to 2000, Mr. Widmer served as Vice President of International Sales and Marketing for Dragon Systems, Inc. For six years prior to that, Mr. Widmer worked for FTP Software Worldwide, Inc., most recently as Vice President, where he helped build the international sales and marketing department.

          SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides information concerning the beneficial ownership of Eprise's common stock as of March 15, 2001. The information is provided for:

     - each person known to Eprise to beneficially own at least five percent of the common stock of Eprise,

     - the chief executive officer and each of the five other most highly compensated executive officers of Eprise,

     - each director of Eprise, and

     - all executive officers and directors as a group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The information in the table, and in the related notes, has been furnished by or on behalf of the indicated owners. Unless otherwise noted, Eprise believes the persons referred to in this table have sole voting and investment power with respect to the shares listed in this table. The percentage owned is calculated with respect to each person by treating shares issuable to such person within 60 days of the Record Date as outstanding, in accordance with rules of the Securities and Exchange Commission ("SEC").

                                                                                              PERCENTAGE OF
                                                                                                  COMMON
        NAME (AND ADDRESS OF                                            NUMBER OF SHARES    STOCK BENEFICIALLY
      OWNER OF MORE THAN 5%):                    POSITION              BENEFICIALLY OWNED       OWNED (1)
      -----------------------                    --------              ------------------   ------------------
Jonathan B. Radoff (2)..............  Chief Technology Officer,            1,735,653                7.0%
  c/o Eprise Corporation              Director and 5% Owner
  200 Crossing Boulevard
  Framingham, MA 01702
TGI Fund I, LC (3)..................  5% Owner                             1,352,920                5.4
  c/o Tredegar Investments, Inc.
  6501 Columbia Center, 701 Fifth
     Avenue
  Seattle, WA 98104
Brookside Capital Partners Fund,      5% Owner                             1,273,237                5.1
  L.P.(4)...........................
  Two Copley Place
  Boston, MA 02116
Joseph A. Forgione (5)..............  President, CEO and Director            662,733                2.6
Joseph Fiorentino (6)...............  Former Vice President, Sales           333,891                1.3
Robert C. Fleming (7)...............  Director                               282,374                1.1
Joseph J. Tischler (8)..............  Director                               267,736                1.1
Nicholas A. Papantonis (9)..........  Director                               265,990                1.1
Alain J. Hanover (10)...............  Director                               190,675                  *
Milton A. Alpern (11)...............  Senior Vice President, Finance         124,999                  *
                                      and Administration, and CFO
Edson D. de Castro (10).............  Director                                92,130                  *
Thomas Feldman (12).................  Vice President, Business                41,185                  *
                                      Development
David J. Drummond (13)..............  Vice President, Professional            24,729                  *
                                      Services
Deborah M. Besemer (14).............  Director                                22,744                  *
All executive officers and directors
  as a group (16 persons)...........                                       4,229,224               17.0

---------------
  * Represents beneficial ownership of less than 1%.

 (1) Percentages are based on a total of 24,926,964 shares of common stock outstanding as of March 15, 2001. For holders of options or warrants exercisable within 60 days after the Record Date, the number of shares so exercisable by each such holder has been added to the denominator for purposes of calculating such holder's percentage ownership.

 (2) Includes 755,653 shares of common stock held by Mr. Radoff's spouse, Angela Bull. Mr. Radoff disclaims beneficial ownership of such shares. Under the beneficial ownership rules of the Exchange Act, Ms. Bull also would be considered the owner of more than 5% of our outstanding stock, taking into account the shares held by Mr. Radoff.

 (3) As reported in a Schedule 13G filed on February 14, 2001. Tredegar Investments, Inc. is the sole manager of TGI Fund I, LC. Tredegar Corporation owns 100% of Tredegar Investments, Inc. and exercises sole voting and investment control with respect to all shares held of record by TGI Fund I, LC. No stockholder, director or officer of Tredegar Corporation is deemed individually to have or to share such voting or investment control.

 (4) As reported in a Schedule 13G filed on February 14, 2001. Brookside Capital Investors, L.P. is the sole general partner of Brookside Capital Partners Fund, L.P. Brookside Capital Investors, Inc. is the sole general partner of Brookside Capital Investors, L.P. W. Mitt Romney is the sole stockholder of Brookside Capital Investors, Inc., and Mr. Romney is thus the controlling person of Brookside Capital Partners Fund, L.P.

 (5) Includes 22,547 shares held by Maria-Elena Kadala, Mr. Forgione's spouse, as trustee under three trusts, the beneficiaries of which are Michael A. Forgione, Angela Forgione and Joseph A. Forgione; 314,332 shares pledged to Eprise pursuant to stock pledge agreements dated January 3, 2000 as collateral for promissory notes held by Eprise of the same dates in the aggregate amount of $80,155; and 118,498 shares issuable within 60 days of the Record Date upon exercise of outstanding options.

 (6) Includes 3,500 shares held in trust for Mr. Fiorentino's children, as to which Mr. Fiorentino disclaims beneficial ownership; and 980 shares issuable within 60 days of the Record Date upon exercise of outstanding options. Pursuant to the terms of Mr. Fiorentino's option grants and our severance agreement with him, Eprise will repurchase the unvested portion of these shares (184,313 shares), for an aggregate purchase price of approximately $95,100.

 (7) Includes 7,843 shares issuable within 60 days of the Record Date upon exercise of outstanding options; and 127,323 shares held by Prism Venture Partners I, LP, as to which Mr. Fleming disclaims beneficial ownership. The general partner of Prism Venture Partners I, L.P. is Prism Investment Partners, L.P. Prism Venture Partners, LLC, of which Mr. Fleming is a managing member, is the general partner of Prism Investment Partners, L.P. and exercises sole voting and investment power with respect to all shares held of record by Prism Venture Partners I, L.P. No member or manager of Prism Venture Partners, LLC is deemed individually to have or share such voting or investment power. Mr. Fleming will cease to be a director following the annual meeting.

 (8) Includes 2,200 shares held in trust for Mr. Tischler's children, as to which Mr. Tischler disclaims beneficial ownership; 7,843 shares issuable within 60 days of the Record Date upon exercise of outstanding options; 254,648 shares held by The Still River Fund and 36 shares held by Still River Partners, as to which Mr. Tischler disclaims beneficial ownership. Still River Management Company, Inc. is the sole manager of The Still River Fund. James A. Saalfield and Joseph J. Tischler are each 50% stockholders of Still River Management Company, Inc., and each has 50% voting and investment control with respect to all shares held of record by The Still River Fund. Mr. Tischler will cease to be a director following the annual meeting.

 (9) Includes 2,000 shares held in trust for Mr. Papantonis' son, as to which Mr. Papantonis disclaims beneficial ownership; 7,843 shares issuable within 60 days of the Record Date upon exercise of outstanding options; and 254,647 held by Alliance Technology Ventures II, L.P., as to which Mr. Papantonis disclaims beneficial ownership. Alliance Associates II, LLC is the sole general partner of

     Alliance Technology Ventures II, L.P., and exercises sole voting and investment control with respect to all shares held of record by Alliance Technology Ventures II, L.P. Michael A. Henos, Stephen R. Fleming and Michael R. Slawson are the managing members of Alliance Associates II, LLC. No member of Alliance Associates II, LLC is deemed individually to have or to share voting or investment control with respect to any shares held of record by Alliance Technology Ventures II, L.P. Mr. Papantonis has an ownership interest in Alliance Associates II, LLC. Mr. Papantonis will cease to be a director following the annual meeting.

(10) Includes 7,843 shares issuable within 60 days of the Record Date upon exercise of outstanding options.

(11) Shares are pledged to Eprise pursuant to stock pledge agreements dated October 29, 1999 and January 3, 2000 as collateral for promissory notes held by Eprise of the same dates in the aggregate original principal amount of $52,500.

(12) Includes 38,725 shares pledged to Eprise pursuant to a stock pledge agreement dated January 3, 2000 as collateral for a promissory note held by Eprise of the same date in the amount of $152,075; and 1,960 shares issuable within 60 days of the Record Date upon exercise of outstanding options.

(13) Includes 5,391 shares issuable within 60 days of the Record Date upon exercise of outstanding options.

(14) Includes 12,744 shares issuable within 60 days of the Record Date upon exercise of outstanding options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEBTEDNESS OF MANAGEMENT

     During 1999 and 2000, pursuant to the terms of our Stock Loan Program, Eprise has loaned certain officers amounts required to fund their exercise of options granted under our 1997 Stock Option Plan. Each loan matures five years after its date of grant. As collateral for the loans, each such officer has pledged the shares of common stock purchased with the loans to Eprise. The loans bear interest at a variable rate which is 0.5% above Eprise's cost of funds, payable monthly in arrears. Pursuant to the Stock Loan Program, the Company made loans in excess of $60,000 to the following officers, which resulted in indebtedness of management as described below:

     In 1999, we loaned an aggregate of $71,146 to Joseph Forgione, our President and Chief Executive Officer, secured pursuant to a stock pledge agreement, in connection with his purchase of shares of our common stock upon his exercise of certain options. The notes accrued interest at an annual rate of 9.5%, and have been paid in full. The largest aggregate amount of indebtedness outstanding under these loans during 2000 was $72,699. In 2000, we loaned an aggregate of $80,155 to Mr. Forgione, secured pursuant to a stock pledge agreement, in connection with his purchase of 314,332 shares of common stock. The notes accrue interest at a rate of 9.5% per year, payable quarterly. The principal sum of each note will become due and payable on January 2, 2005. As of April 2, 2001, $82,650 was outstanding under the notes.

     In January 2000, we loaned an aggregate of $165,200 to Joseph Fiorentino, former Vice President of Sales, secured pursuant to a stock pledge agreement, in connection with his purchase of 329,412 shares of common stock. The largest aggregate amount of indebtedness under this loan during 2000 was $176,713. The notes accrued interest at a rate of 9.5% per year, and have been paid in full.

     In January 2000, we loaned $152,075 to Thomas Feldman, our Vice President of Business Development, secured pursuant to a stock pledge agreement, in connection with his purchase of 38,725 shares of common stock. The note accrues interest at a rate of 9.5% per year, payable quarterly. The principal sum of the note will become due and payable on January 2, 2005. As of April 2, 2001, $164,035 was outstanding under the note.

CERTAIN BUSINESS RELATIONSHIPS

     Mr. Radoff's spouse, Angela Bull, is employed by Eprise as Director of Interactive Marketing (a managerial, non-executive position), for which she received total compensation in 2000 of approximately $110,000. Eprise believes that the compensation paid by Eprise to Ms. Bull is on terms no less favorable to Eprise than could be obtained from unrelated third parties.

                           PENDING LEGAL PROCEEDINGS

     None of our executive officers or directors is an adverse party or has an interest adverse to us in any material pending legal proceeding.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and The Nasdaq Stock Market ("Nasdaq"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. The Company believes that all Reporting Persons have complied with all filing requirements applicable to them with respect to transactions during fiscal year 2000, except that Messrs. Fiorentino, Papantonis, Drummond, and Tischler each failed to file a Form 4 disclosing their ownership of shares purchased in connection with the Company's initial public offering. Each such officer or director filed a Form 5 with the SEC on February 14, 2001 to correct this deficiency.

                            COMMITTEES OF THE BOARD

     The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a Nominating Committee or a committee performing similar functions.

     The members of the Audit Committee are Edson de Castro, Deborah Besemer and Alain Hanover. Our audit committee reviews our external and internal auditing procedures, reviews with our independent auditors the scope and results of their audit for the year, and also reviews with our management the plan, scope and results of Eprise's operations. It also reviews all quarterly and year-end financial statements before such financial information is included in our quarterly and annual filings with the SEC. During 2000, the Audit Committee met three times.

     The members of our compensation committee are Messrs. Forgione, Fleming and Hanover and (as of January 2001) Ms. Besemer. Our Compensation Committee determines the salaries and other forms of compensation of officers of Eprise and reviews general policy matters relating to compensation and benefits of Eprise employees. The Compensation Committee is also charged with granting stock options and restricted stock to officers, key employees and consultants, and addressing stock option and restricted stock matters generally. Mr. Forgione does not participate in any decisions with respect to his own compensation or, to the extent mandated by applicable securities laws and Internal Revenue Code regulations, in any compensation decisions relating to other executive officers. During 2000, the Compensation Committee met four times, and acted by unanimous written consent two times.

     No member of the audit committee or the compensation committee is a past or current officer or employee of Eprise, except as noted with respect to Mr. Forgione's service on the compensation committee.

     During fiscal year 2000, the Board of Directors met seven times and acted by unanimous written consent five times. Each member of the Board (including the nominee for reelection as director) attended at least 75% of all Board meetings and meetings of any Board committee on which he or she served during 2000.

                   EPRISE CORPORATION AUDIT COMMITTEE REPORT

     The Audit Committee members are Edson de Castro, Deborah Besemer, and Alain Hanover. Each of the members of the Committee is independent as defined under Nasdaq listing standards. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit A. The Committee recommends to the Board of Directors the selection of the Company's independent auditors.

     Management is responsible for the Company's internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. The independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In this context, the Committee has met and held discussions with management and Deloitte & Touche. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and Deloitte & Touche. The Committee discussed with Deloitte & Touche matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with Deloitte & Touche that firm's independence.

     Based upon the Committee's discussion with management and Deloitte & Touche and the Committee's review of the representations of management and the report of Deloitte & Touche to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                                          Respectfully submitted,

                                          THE AUDIT COMMITTEE

                                          Edson D. de Castro
                                          Deborah M. Besemer
                                          Alain J. Hanover

                             EXECUTIVE COMPENSATION

     The following table provides information regarding all compensation received by our Chief Executive Officer and the other four most highly compensated executive officers of Eprise whose total salary and bonus for the fiscal year ended December 31, 2000 exceeded $100,000 for services rendered in all capacities during 2000. We have also included compensation information for a former officer of Eprise who met the preceding criteria in 2000. We will use the term "named executive officers" to refer collectively to these individuals elsewhere in this proxy statement.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                                     ------------
                                                           ANNUAL COMPENSATION        SECURITIES
                                                         ------------------------     UNDERLYING
          NAME AND PRINCIPAL POSITION            YEAR    SALARY($)    BONUS($)(1)     OPTIONS(#)
          ---------------------------            ----    ---------    -----------    ------------
Joseph A. Forgione.............................  2000    $237,051     $   66,750        72,549
  President and Chief Executive Officer          1999     225,869         48,021        90,584
                                                 1998     238,469         22,688       306,118
Joseph Fiorentino..............................  2000     139,654        102,426(3)      6,421
  Vice President, Sales(2)                       1999      86,539         80,833       329,411
                                                 1998          --             --            --
Thomas E. Feldman..............................  2000     147,500         49,703            --
  Vice President, Business Development           1999      14,183          8,942       154,901
                                                 1998          --             --            --
David J. Drummond..............................  2000     119,654         77,282        36,568
  Vice President, Professional Services          1999      26,250         15,000        23,529
                                                 1998          --             --            --
Milton A. Alpern...............................  2000     144,808         44,911        15,000
  Senior Vice President, Finance and             1999     122,376         32,156        39,215
  Chief Financial Officer                        1998      94,326         10,725        98,037
Jonathan B. Radoff.............................  2000     157,693         32,026            --
  Chief Technology Officer                       1999     141,509         25,567            --
                                                 1998     149,316         19,606            --

---------------
(1) The bonus figures listed above represent bonuses paid in July 2000 and January 2001 for services performed in 2000.

(2) Mr. Fiorentino's employment as Vice President of Sales ended in February
    2001.

(3) Represents amounts paid to Mr. Fiorentino as sales commissions.

            EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

     Mr. Forgione has entered into an employment agreement with Eprise dated November 4, 1997, which provides, among other things, for salary and bonus payments and stock option grants in specified amounts. The agreement also provides that Mr. Forgione will receive up to 12 months' severance if his employment is terminated without "cause" (defined as having engaged in gross negligence relative to Eprise's affairs or having been convicted of a felony) and that Mr. Forgione's stock options will become fully vested upon a change in control of Eprise. In addition, Mr. Forgione has agreed not to solicit Eprise's employees or customers, or to compete with its business, for a period of one year following the termination of his employment. Either party can terminate the agreement at any time, with or without cause. As a condition of his employment agreement, Mr. Forgione also has signed Eprise's standard form of non-disclosure and assignment of inventions agreement.

     Mr. Radoff has entered into an employment agreement with Eprise dated December 17, 1997, which provides, among other things, for salary payments of a specified minimum amount and 12 months' severance if Mr. Radoff's employment is terminated without "cause" (defined as having engaged in gross negligence relative to Eprise's affairs or having been convicted of a felony). Mr. Radoff has agreed not to solicit Eprise's employees or customers, or to compete with its business, for a period of one year following the termination of his employment, and has agreed that all works created by him during the term of his employment shall be deemed works made for hire. The agreement provides that Mr. Radoff can be terminated only upon the vote of at least five-sevenths of the board of directors.

     All employee stock option grants, including those granted to the named executive officers, provide for partial acceleration of vesting (and partial termination of Eprise's right to repurchase the underlying shares, if applicable) upon a change in control of Eprise. Grants to the named executive officers also provide for additional vesting (and additional lapsing of Eprise's right to repurchase the underlying shares, if applicable) upon material, adverse changes in the employee's responsibilities, compensation and/or job location occurring within one year of the change in control.

     We have entered into a severance agreement with Mr. Fiorentino which provides for a one-time payment of $75,000 and the repurchase, pursuant to the terms of his option grants, of 184,313 shares of our common stock that will be unvested on the effective date of his termination. These shares will be repurchased at the price Mr. Fiorentino paid upon exercise of the underlying options, for an aggregate purchase price of $95,100.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to stock options granted to each of the named executive officers in fiscal 2000.

                                                                                              POTENTIAL
                                                                                          REALIZABLE VALUE
                                                                                             AT ASSUMED
                                                                                            ANNUAL RATES
                          NUMBER OF      PERCENT OF                                        OF STOCK PRICE
                          SECURITIES    TOTAL OPTIONS                                     APPRECIATION FOR
                          UNDERLYING     GRANTED TO                                        OPTION TERMS(3)
                           OPTIONS      EMPLOYEES IN        EXERCISE      EXPIRATION   -----------------------
          NAME            GRANTED(#)   FISCAL 2000(1)    PRICE($/SH)(2)      DATE        5%($)        10%($)
          ----            ----------   ---------------   --------------   ----------   ----------   ----------
Joseph A. Forgione(4)...    72,549          5.29%            $ 6.89         1/05/10    $1,272,757   $2,322,739
Joseph A. Fiorentino....     3,921          0.29              10.12         4/18/10        24,980       63,303
                             2,500          0.18              17.75         7/24/10        27,907       70,722
Jonathan B. Radoff......        --            --                 --              --            --           --
Milton A. Alpern........    15,000          1.09               3.25        10/23/10        30,659       77,695
David J. Drummond.......     5,882          0.43               6.89         1/05/10       103,190      188,319
                            15,686          1.14               6.89         1/28/10       275,186      502,205
                            15,000          1.09               3.25        10/23/10        30,659       77,695
Thomas E. Feldman.......        --            --                 --              --            --           --

---------------
(1) Based on an aggregate of 1,370,936 options granted by us during the fiscal year ended December 31, 2000 to our employees, including the named executive officers.

(2) The options in this table were granted under our 1997 stock plan and have 10-year terms. All options granted through July 2000 were exercisable in full as of the date of grant, subject to our right to repurchase the shares issued upon exercise of these options at the original exercise price paid for such shares upon termination of the optionee's employment. Except as indicated in footnote (4) below, this right lapses over a four-year period in equal annual installments beginning on the first anniversary of the date of grant, except that upon a change of control this right will lapse as to the next regularly scheduled installment, and will further lapse as to 50% (100% in the case of Mr. Fiorentino) of any remaining unvested shares upon termination of the optionee's employment or materially adverse changes in the optionee's employment responsibilities, compensation and/or job location within one year after the change of control. On July 24, 2000 the Company, by a vote of the Board of Directors, adopted a new vesting arrangement by which all options granted after July 24, 2000 first become exercisable as to 25% of the optioned shares on the first anniversary of the date of hire (or the date of grant for existing employees), and then continue to vest and become exercisable on a quarterly basis for three years thereafter. All options listed are incentive stock options, except for 29,134 options held by Mr. Forgione, and all were granted at the fair market value of our common stock on the date of grant.

(3) In accordance with SEC rules, we have based our calculation of the potential realizable value on the term of the option at its time of grant, and we have assumed that:

     - The fair market value on the date of grant (based on the initial public offering price of $15.00 per share for grants made before March 24, 2000, the date our stock first began trading on the public market), appreciates at the indicated annual rate compounded annually for the entire term of the option; and

     - The option is exercised and sold on the last day of its term for the appreciated stock price.

     These amounts are based on 5% and 10% assumed rates of appreciation and do not represent our estimate of future stock prices. Actual gains, if any, on stock option exercises will be dependent on the future performance of the common stock.

(4) Any shares purchased by Mr. Forgione pursuant to exercise of his option vest ratably over a 48-month period from the date of grant, and vest in full upon a change of control.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table provides information regarding the exercise of stock options by the named executive officers during fiscal 2000 and the value of unexercised options at 2000 fiscal year-end.

                                                                  NUMBER OF SECURITIES
                                                                       UNDERLYING
                                                                      UNEXERCISED        VALUE OF UNEXERCISED
                                                                    OPTIONS HELD AT      IN-THE-MONEY OPTIONS
                                                                      DECEMBER 31,         AT DECEMBER 31,
                                    SHARES                             2000(#)(2)             2000($)(3)
                                   ACQUIRED          VALUE        --------------------   --------------------
             NAME               ON EXERCISE(#)   REALIZED($)(1)   VESTED     UNVESTED     VESTED    UNVESTED
             ----               --------------   --------------   -------    ---------   --------   ---------
Joseph A. Forgione............     314,332         $4,634,811     86,518      188,666    $94,082    $181,234
Joseph Fiorentino.............     329,411          4,775,926          0        6,421         --          --
Jonathan B. Radoff............     196,078          2,886,072         --           --         --          --
Milton A. Alpern..............     124,999          1,825,595          0       15,000         --          --
David J. Drummond.............      11,764            168,960          0       36,568         --          --
Thomas E. Feldman.............      38,725            428,802      1,960      114,216         --          --

---------------
(1) Equal to the fair market value of the purchased shares on the option exercise date (based on the initial public offering price for options exercised before March 24, 2000), less the exercise price paid for such shares.

(2) A portion of the shares underlying options granted on or before July 24, 2000 are subject to our repurchase as of December 31, 2000. Options granted after July 24, 2000 are exercisable as follows: 25% may be exercised on the first anniversary of hire or grant, as applicable, and the remainder become exercisable on a quarterly basis over the next three years. The heading "Vested" refers to shares no longer subject to repurchase for options granted on or before July 24, 2000 (assuming the exercise of such options), and to shares as to which the options are exercisable for grants made after July 24, 2000. The heading "Unvested" refers to shares subject to repurchase as of December 31, 2000 (assuming the exercise of such options), or options which are unexercisable, as applicable.

(3) Based on the December 31, 2000 closing price of $1.81 per share, minus the per share exercise price, multiplied by the number of shares issuable upon exercise of the option.

DIRECTOR COMPENSATION

     The directors of Eprise are not compensated in cash for their service as directors. Directors who are not employees of Eprise are eligible to participate in our 2000 Non-Employee Director Stock Option Plan. The director plan provides for the grant of options to non-employee directors of Eprise. The director plan is administered by the Compensation Committee. Under the director plan, each director who is not also an employee or officer of Eprise is automatically granted, on the date such person is first elected to the board of directors, an option to purchase 15,686 shares of common stock. In addition, each continuing non-employee director receives an option to purchase 7,843 shares of common stock immediately following each annual meeting of our stockholders. Options granted under the director plan are immediately exercisable, subject to our right to repurchase the option shares if the director ceases to be a member of the board (other than due to death or disability). The repurchase right lapses over a three-year period in the case of option grants to new directors and on the first anniversary of the date of grant in the case of annual option grants. Upon a change in control, all shares subject to director options will become fully vested. All options granted under the director plan have an exercise price equal to the fair market value of the common stock on the date of grant. The term of each option is ten years from the date of grant. To date, each non-employee director has received an option to purchase 7,843 shares under the director plan. In addition, Messrs. de Castro and Hanover each received options to purchase 39,215 shares of common stock, and Ms. Besemer received options to purchase 19,607 shares of common stock, under our 1997 option plan at the time they joined our Board. Mr. de Castro also received an option to purchase 19,607 shares of common stock in connection with his election as chairman of the board. Directors who are employees of Eprise are not paid any fees or additional compensation for service as members of the board of directors or any committee of the board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In December 1997, the board of directors established a compensation committee with sole responsibility for determining the compensation of officers of Eprise, the members of which were Messrs. Fleming, Forgione and Hanover. Prior to that, all compensation decisions were made by the full board. Mr. Forgione does not participate in board or compensation committee deliberations with respect to his compensation. No interlocking relationship exists between our board or compensation committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                      REPORT OF THE COMPENSATION COMMITTEE

     In 2000, the compensation committee ( the "Committee") members were Messrs. Forgione, Fleming and Hanover. (Ms. Besemer was appointed to the Committee in January 2001.) The Committee is responsible for making recommendations to the board of directors concerning the compensation levels of our executive officers. The Committee also administers our stock option plans, with responsibility for determining the grants to be made under the plans to our executive officers and other employees of the Company.

     The Committee's compensation decisions are designed to provide competitive levels of compensation that reward management for meeting and exceeding the Company's short- and long-term goals, in terms of both revenues and operations. There are three elements to our standard executive compensation package: base salary, semi-annual cash bonuses and stock options. The Committee sets executive compensation at levels that it believes are consistent with the Company's competitors and others in the industry.

     BASE SALARIES. For the 2000 fiscal year, the process used by the Committee in determining executive officer compensation levels was based on the judgment and experience of the Committee. Eprise's fundamental policy is to offer its executive officers competitive compensation opportunities based upon a number of factors, including: compensation paid by competitors and other comparable companies for comparable positions; management and Company performance objectives for 2001; and the overall organizational structure of the management team. The Committee also takes into account each individual's total compensation package, including cash bonuses and stock incentives.

     The President and Chief Technology officer have employment agreements which provide for base cash compensation as determined annually by the Committee, as described above, subject to minimum levels specified in the agreements. See "Employment Agreements" above.

     Although the Committee considered many factors in exercising its judgment as to compensation levels for the executive officers, the Committee generally did not use a precise formula to weigh the relative importance of such factors.

     CASH BONUSES. In recommending the semi-annual bonuses for executive officers for the fiscal year ended December 31, 2000, the Committee reviewed the financial and overall performance of the Company during 2000. The Committee considered a number of factors, including: (i) quarterly Company objectives (based on a weighted average of revenue, net income, and international/indirect revenue); (ii) semi-annual non-quantifiable objectives, as determined by the Chief Executive Officer for each individual; and (iii) an objective measurement of year-end customer satisfaction. The Committee also considered the contribution of each executive officer to the performance of the Company, the responsibilities of each executive officer in connection with this performance, the importance of the individual to the future growth and profitability of the Company, cash compensation levels of competitors in the industry, and the success of the management team in achieving the Company's short-term and long-term goals. Actual bonuses paid reflect an individual's accomplishment of both corporate and functional objectives, and are based on a percentage of the individual's salary.

     STOCK OPTIONS. Stock options are an important piece of our executive compensation packages because they link the interests of management and stockholders by focusing management on increasing stockholder value. The actual value of stock-based compensation depends entirely on the appreciation of our stock value. Almost all of our employees participate in our stock option plans. Generally, the number of options granted is designed to create a meaningful opportunity for stock ownership based on the individual's position with the Company, potential for future responsibility, and performance in recent periods, and (if applicable) the number of options previously granted to that individual. In addition, from time to time, we may grant options to help retain and motivate executive officers and other key employees. Our options vest over a four-year period, have a ten-year term, and are granted at a price equal to the fair market value of our stock on the date of grant.

     CEO COMPENSATION. The compensation of Mr. Forgione is determined largely in the same manner as the other executive officers. In addition to the base salary paid to the Chief Executive Officer as described above, the Compensation Committee used an agreed-upon formula to determine the level of bonus compensation for the Chief Executive Officer, which took into account the extent to which the Company achieved its corporate revenue objectives, analysts' operating income expectations, and annual revenue targets for international and indirect sales.

     DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code limits the amount of individual compensation for certain executives that may be deducted by the employer for federal income tax purposes in any one fiscal year to $1 million except to the extent that such compensation is "performance-based." The determination of whether compensation is performance-based depends upon a number of factors, including shareholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by the shareholders of applicable performance standards, the composition of the Committee, and certification by the Committee that the performance standards were satisfied. None of the compensation paid to any executive officer in fiscal year 2000 would exceed the deduction limit of Section 162(m) of the Internal Revenue Code, and the Committee does not anticipate that in the near future the compensation paid to executive officers in the form of base salaries and incentive compensation will be non-deductible under Section 162(m) of the Internal Revenue Code. Restricted stock and option awards under the 1997 Stock Plan comply with the requirements of Section 162(m) of the Internal Revenue Code.

                                          Respectfully submitted,

                                          THE COMPENSATION COMMITTEE

                                          Joseph A. Forgione
                                          Robert C. Fleming
                                          Alain J. Hanover

PERFORMANCE GRAPH

     SEC rules require that the Company present a line graph comparing cumulative total shareholder return for Eprise's common stock between March 24, 2000 (the date our common stock commenced public trading) and December 31, 2000 with the cumulative total returns of a broad equity market index whose shares are traded on the Nasdaq Stock Market and a published industry or line-of-business index. The following graph assumes the investment of $100.00 on March 24, 2000 in (i) the Company's common stock, (ii) the Total Return Index for the Nasdaq Stock Market (U.S. Companies), and (iii) the Dow Jones Technology Software Index, and assumes the reinvestment of dividends, if any.

     The comparisons shown in the graph are based upon historical data. The stock performance shown in the graph below is not intended to forecast potential future performance of the Company's common stock.

                               PERFORMANCE GRAPH

                                                                                                          DOW JONES TECHNOLOGY,
                                                   EPRISE CORPORATION             NASDAQ INDEX               SOFTWARE INDEX
                                                   ------------------             ------------            ---------------------
24-Mar-00                                                100.00                      100.00                      100.00
31-Mar-00                                                105.00                       92.00                       88.00
30-Jun-00                                                110.00                       80.00                       75.00
30-Sep-00                                                 58.00                       74.00                       69.00
31-Dec-00                                                 12.00                       49.00                       46.00

     The Company effected its initial public offering of common stock on March 24, 2000 at an initial offering price of $15.00 per share.

              INFORMATION REGARDING INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP have been selected to act as our independent public accountants for the current year. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

     Audit Fees. Deloitte & Touche billed Eprise an aggregate of $62,500 for professional services rendered in connection with the audit of our most recent annual financial statements.

     Financial Information Systems Design and Implementation Fees. Eprise did not engage Deloitte & Touche in 2000 to perform any financial information systems design or implementation services.

     All Other Fees. Deloitte & Touche billed Eprise an aggregate of $107,931 for all other services rendered in 2000 and not included in the preceding two paragraphs, which included tax return preparation and tax planning, review of the financial statements included in our quarterly reports on Form 10-Q, and consultation on specific accounting matters. Our Audit Committee has determined that the provision of these services was compatible with maintaining Deloitte & Touche's independence.

                                   FORM 10-K

     The Company will mail without charge, upon written request, a copy of its annual report on Form 10-K for fiscal year 2000, including the financial statements, schedules and list of exhibits. Requests should be sent to Eprise Corporation, 200 Crossing Boulevard, 5th Floor, Framingham, Massachusetts 01702,
Attention: Investor Relations.

                           PROPOSALS OF STOCKHOLDERS

     Proposals for inclusion in the Proxy Statement. Any proposal of a stockholder intended to be presented at the 2002 Annual Meeting of Stockholders must be received at the corporate headquarters of the Company no later than Monday, December 17, 2001 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

     Other Proposals (Not for Inclusion in the Proxy Statement). Eprise's bylaws and the rules of the SEC provide certain procedures that a stockholder must follow to nominate one or more individuals for election as a Director or to introduce an item of business at an annual meeting of stockholders. These procedures provide that any nomination or proposed item of business must be submitted in writing to the Secretary of the Company at 200 Crossing Boulevard, Framingham, MA 01702. Generally, the nomination or proposed item of business must be received no later than the close of business on the 120(th) day, and no earlier than the close of business on the 150(th) day, prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year's annual meeting. However, if the annual meeting is held more than 30 days before, or more than 60 days after, the first anniversary of the preceding year's annual meeting, then the item of business must be received no earlier than the close of business on the 90(th) day prior to such meeting and no later than the close of business on the later of the 60(th) day before such meeting or the 10(th) day following the day on which the Company first makes a public announcement of the date of such meeting.

     The notice of a nomination must include:

     (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

     (b) a representation that the stockholder is a stockholder of record of the Company entitled to vote at the meeting who intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

     (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement soliciting proxies for such nominee or nominees as director(s); and

     (e) a signed consent of each nominee to serve as a director of Eprise if elected.

     The notice of a proposed item of business must include: a brief description of the substance of, and the reasons for, conducting such business at the annual meeting; the stockholder's name and address; the number of shares of Common Stock held by the stockholder (with supporting documentation where appropriate); and any material interest of the stockholder in such business.

                            SOLICITATION OF PROXIES

     The cost of preparing, assembling and mailing this proxy material will be paid by the Company. The Company may solicit proxies other than by the use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company requests individuals, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                                                       EXHIBIT A

                               EPRISE CORPORATION

                            AUDIT COMMITTEE CHARTER

OBJECTIVES

     (1) To review the procedures and results of the Company's internal and external auditing functions and to act as necessary on behalf of the board of directors between board meetings with respect to the Company's audited financial reports, accounting procedures, financial controls and ethical practices.

     (2) To provide a direct communications link to the board of directors from the Company's internal and external auditing staffs and the chief financial officer, and to help assure the quality of the Company's financial reporting and control systems.

DUTIES AND RESPONSIBILITIES

     The Audit Committee shall have the following duties and responsibilities:

      (1) Review management's internal control procedures and practices for safeguarding assets, authorizing and recording transactions and complying with Company policies and ethical practices and the comments of the internal and external auditors' staffs with respect to such policies and practices.

      (2) Approve any significant changes in the Company's accounting principles or financial reporting practices.

      (3) Review the Company's audited financial statements including those contained in its annual report on Form 10-K before public distribution.

      (4) Review the annual audit plan of the independent auditors. Ensure the receipt from the outside auditors of a formal written statement delineating all relationships between such auditors and the Company, consistent with Independence Standards Board Standard 1; actively engage in a dialogue with such auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of such auditors; and take, or recommend that the full board take, appropriate action to ensure the independence of such outside auditors.

      (5) Consider the outside auditor's ultimate accountability to the board of directors and the Audit Committee, as representatives of the shareholders; and consider such shareholder representatives' ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

      (6) Review the Company's annual internal audit plan, significant internal audit findings and management's implementation of internal and external auditors' recommendations.

      (7) Review the Company's organization to accomplish management's financial reporting and control responsibilities.

      (8) Review compliance with applicable regulatory and financial reporting requirements.

      (9) Conduct such other reviews as are necessary or advisable to discharge the foregoing responsibilities.

     (10) Review and reassess, on an annual basis, the adequacy of this Audit Committee Charter.

     (11) Recommend annually to the board of directors the firm of independent accountants to examine the Company's financial statements.

     (12) Review the financial information included in the Company's Quarterly Report in Form 10-Q prior the Company's filing such reports with the SEC.

     (13) Prepare a report to be included in the Company's proxy statement with respect to its annual meeting stating whether the audit committee has:
          (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61,(1) as may be modified or supplemented; and (iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1,(2) as may be modified or supplemented, and discussed with the auditors the auditors' independence; and further stating whether, based on the review and discussions noted above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

     (14) Meet quarterly, or more frequently as needed, to carry out the foregoing duties and responsibilities.

     (15) Report to the board of directors at the next board meeting after each Audit Committee meeting.

MEMBERSHIP

     (1) The Audit Committee shall be comprised of three independent members of the board of directors, or such greater number of independent members of the board of directors as the board of directors shall from time to time so specify. Notwithstanding the foregoing, one director who is not independent as defined in Rule 4200 of the NASD's listing standards, and is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee if the board of directors, under exceptional and limited circumstances, determines that membership on the committee by such individual is required by the best interests of the corporation and its shareholders, and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

     (2) Each Member of the Audit Committee shall be able, or shall become able within a reasonable period of time after appointment to the Audit Committee, to read and understand financial statements, including balance sheets, income statements, and cash flow statements.

     (3) At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

---------------

(1)See Codification of Statements on Auditing Standards, AU sec.380 ("SAS 61").

(2)Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees ("ISB Standard No. 1"). A copy of ISB Standard No. 1 can be obtained at www.cpaindependence.org.

                                                                      1988-PS-01

                                     PROXY

                               EPRISE CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 15, 2001

                 (SEE PROXY STATEMENT FOR DISCUSSION OF ITEMS)



     The undersigned hereby appoints each of Joseph A. Forgione and Milton A. Alpern as proxy, with power of substitution to each, to vote all shares of Eprise Corporation Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2001 Annual Meeting of Stockholders of Eprise Corporation, or any adjournment thereof.


----------------                                                ----------------
SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE
----------------                                                ----------------

EPRISE CORPORATION
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398



          -----------------
          VOTE BY TELEPHONE
          -----------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683)
---------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY
   STATEMENT/PROSPECTUS AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER
   1-877-PRX-VOTE (1-877-779-8683).

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
   LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE RECORDED INSTRUCTIONS.
---------------------------------------------
YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!


----------------
VOTE BY INTERNET
----------------

It's fast, convenient, and your vote is immediately
confirmed and posted.
---------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY
   STATEMENT/PROSPECTUS AND PROXY CARD.

2. GO TO THE WEBSITE
   http://www.eproxyvote.com/eprs

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
   LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE INSTRUCTIONS PROVIDED.
---------------------------------------------------
YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/eprs anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


[X] PLEASE MARK
    VOTE AS IN
    THIS EXAMPLE.

--------------------------------------------------------------------------------
              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.
--------------------------------------------------------------------------------
1. Election of one Class I Director to serve for three years until his successor is duly elected and qualified or until earlier death or resignation.

   NOMINEE: (01) Edson D. de Castro

               FOR                WITHHELD
               THE   [ ]      [ ] FROM THE
             NOMINEE              NOMINEE


THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ITEM 1 AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.


       MARK HERE               MARK HERE
      FOR ADDRESS  [ ]        IF YOU PLAN  [ ]
      CHANGE AND               TO ATTEND
      NOTE AT LEFT            THE MEETING

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, administrator, trustee or guardian, give full name and title as such.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.


Signature:               Date:          Signature:               Date:
          ---------------     ----------          ---------------     ----------